UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2012

TENET HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1445 Ross Avenue, Suite 1400, Dallas, Texas	75202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 893-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 30, 2012, Tenet Healthcare Corporation (“Tenet”) sold $141,233,000 in aggregate principal amount of 6.250% Senior Secured Notes due 2018 (the “2018 Notes”) in a private placement.  The 2018 Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Tenet will pay interest on the 2018 Notes semi-annually, in arrears, on May 1 and November 1 of each year, commencing November 1, 2012, to holders of record on the immediately preceding April 15 and October 15. The 2018 Notes will rank pari passu with Tenet’s previously issued 6.250% Senior Secured Notes due 2018, which were issued in November 2011, 9.000% Senior Secured Notes due 2015, which were issued in March 2009, 10% Senior Secured Notes due 2018, which were issued in March 2009, and 8.875% Senior Secured Notes due 2019, which were issued in June 2009, and similarly will be guaranteed by and secured by a pledge of the capital stock and other ownership interests of certain of Tenet’s subsidiaries.

The 2018 Notes were issued as “additional notes” pursuant to an indenture dated November 6, 2001, as supplemented by a fourteenth supplemental indenture thereto (the “Fourteenth Supplemental Indenture”), dated November 21, 2011, among Tenet, certain of its subsidiaries and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). Until the 2018 Notes become freely tradable pursuant to Rule 144 under the Securities Act, the 2018 Notes will have different CUSIP and ISIN numbers than the 2018 Notes issued on November 21, 2011. The Fourteenth Supplemental Indenture contains covenants that, among other things, restrict Tenet’s ability and the ability of its subsidiaries: (1) to incur liens; (2) consummate asset sales; (3) enter into sale and lease-back transactions; or (4) consolidate, merge or sell all or substantially all of their assets, other than in certain transactions between one or more of Tenet’s wholly owned subsidiaries and Tenet. These restrictions, however, are subject to a number of important exceptions and qualifications. In particular, there are no restrictions on Tenet’s ability or the ability of its subsidiaries to incur additional indebtedness, make restricted payments, pay dividends or make distributions in respect of capital stock, purchase or redeem capital stock, enter into transactions with affiliates or make advances to, or invest in, other entities (including unaffiliated entities).

The Fourteenth Supplemental Indenture also provides that the 2018 Notes may become subject to redemption under certain circumstances, including a change of control (as defined in the Fourteenth Supplemental Indenture) of Tenet. In addition, Tenet may, at its option, redeem the 2018 Notes in whole or in part at any time at a redemption price equal to 100% of the principal amount of the 2018 Notes being redeemed plus the applicable make-whole premium set forth in the Fourteenth Supplemental Indenture, together with accrued and unpaid interest.

In connection with the issuance of the 2018 Notes, Tenet also entered into an Exchange and Registration Rights Agreement dated April 30, 2012 (the “2018 Notes Registration Rights Agreement”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, which sets forth Tenet’s obligations to register the 2018 Notes under the Securities Act if the 2018 Notes have not become freely tradable (as defined in the agreement) on or before May 15, 2013.

On April 30, 2012, Tenet sold $150,000,000 in aggregate principal amount of 8% Senior Notes due 2020 (the “2020 Notes”) in a private placement. The 2020 Notes have not been registered under the Securities Act. Tenet will pay interest on the 2020 Notes semi-annually, in arrears, on February 1 and August 1 of each year, commencing August 1, 2012, to holders of record on the immediately preceding January 15 and July 15. The 2020 Notes are unsecured and will rank equally with all of Tenet’s existing and future unsecured senior debt, will rank senior to all of Tenet’s existing and future unsecured subordinated debt and will be effectively subordinated to all of Tenet’s existing and future secured debt, to the extent of the value of the collateral securing such secured indebtedness.

The 2020 Notes were issued as “additional notes” pursuant to an indenture dated November 6, 2001, as supplemented by a twelfth supplemental indenture thereto (the “Twelfth Supplemental Indenture”), dated August 17, 2010, between Tenet and the Trustee. The Twelfth Supplemental Indenture contains covenants that, among other things, restrict Tenet’s ability and the ability of its subsidiaries: (1) to incur liens on principal properties and (2) to enter into sale and lease-back transactions with respect to principal properties. A principal property is defined in the Twelfth Supplemental Indenture as a hospital that has an asset value on our books in excess of 5% of our consolidated net tangible assets, as defined. These limitations do not apply, however, to (1) debt that is not secured by principal properties or (2) debt that is secured by principal properties if the aggregate of such secured debt does not exceed 15% of our consolidated net tangible assets, as further described in the Twelfth Supplemental Indenture. The Twelfth Supplemental Indenture also prohibits the consolidation, merger or sale of all or substantially all assets unless no event of default would result after giving effect to such transaction.

The Twelfth Supplemental Indenture also provides that the 2020 Notes may become subject to redemption under certain circumstances, including a change of control (as defined in the Twelfth Supplemental Indenture) of Tenet. In addition, Tenet may, at its option, redeem the 2020 Notes in whole or in part at any time on or before August 1, 2015 at a redemption price equal to 100% of the principal amount of the 2020 Notes being redeemed plus the applicable make-whole premium set forth in the Twelfth Supplemental Indenture, together with accrued and unpaid interest.

In connection with the issuance of the 2020 Notes, Tenet also entered into an Exchange and Registration Rights Agreement dated April 30, 2012 (the “2020 Notes Registration Rights Agreement”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated. Pursuant to the 2020 Notes Registration Rights Agreement, Tenet has agreed to use commercially reasonable efforts to register with the SEC notes having substantially identical terms as the 2020 Notes as part of an offer to exchange freely tradable exchange notes for these notes subject to the terms set forth in the 2020 Notes Registration Rights Agreement.

The proceeds from the sale of the 2018 Notes and the 2020 Notes were used, together with cash on hand, to acquire 298,700 shares of 7.000% Mandatory Convertible Preferred Stock, par value $0.15, issued by Tenet on September 25, 2009.

Item 8.01	Other Events

The discussions set forth in Items 1.01 and 2.03 are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibits are filed as a part of this Report.

Exhibit No.	Description
4.1

Fourteenth Supplemental Indenture dated as of November 21, 2011 among Tenet, certain of its subsidiaries and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York (incorporated by reference to Exhibit 4.1 to Tenet’s 8-K filed with the SEC on November 22, 2011).

4.2

Twelfth Supplemental Indenture dated as of August 17, 2010 among Tenet and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York (incorporated by reference to Exhibit 4.1 to Tenet’s 8-K filed with the SEC on August 17, 2010).

10.1	Exchange and Registration Rights Agreement for the 2018 Notes dated as of April 30, 2012, by and between Tenet and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
10.2	Exchange and Registration Rights Agreement for the 2020 Notes dated as of April 30, 2012, by and between Tenet and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ Gary Ruff
Gary Ruff
Senior Vice President and General Counsel

Date:  May 4, 2012

EXHIBIT INDEX

Exhibit No.	Description
4.1

Fourteenth Supplemental Indenture dated as of November 21, 2011 among Tenet, certain of its subsidiaries and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York (incorporated by reference to Exhibit 4.1 to Tenet’s 8-K filed with the SEC on November 22, 2011).

4.2

Twelfth Supplemental Indenture dated as of August 17, 2010 among Tenet and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York (incorporated by reference to Exhibit 4.1 to Tenet’s 8-K filed with the SEC on August 17, 2010).

10.1	Exchange and Registration Rights Agreement for the 2018 Notes dated as of April 30, 2012, by and between Tenet and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
10.2	Exchange and Registration Rights Agreement for the 2020 Notes dated as of April 30, 2012, by and between Tenet and Merrill Lynch, Pierce, Fenner & Smith Incorporated.